SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934



 Date of report (Date of earliest event reported):  February 19, 2004




                    JONES LANG LASALLE INCORPORATED
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)




     Maryland                     001-13145              36-4150422
------------------------    --------------------        ---------------
(State or other juris-      (Commission File            (IRS Employer
diction of incorporation)   Number)                     Identification
                                                        No.)




     200 East Randolph Drive, Chicago, IL                  60601
     ------------------------------------               ----------
    (Address of principal executive office)             (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                            Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     The following exhibit is included with this Report:

     99.1. Jones Lang LaSalle February 2004 Investor Relations
           Presentation



ITEM 9.  REGULATION FD DISCLOSURE.

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.




NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 19, 2004         JONES LANG LASALLE INCORPORATED



                                  By:    /s/ Brian P. Hake
                                         ------------------------------
                                  Name:  Brian P. Hake

                                  Title: Executive Vice President
                                         and Treasurer

                             EXHIBIT INDEX
                             -------------




Exhibit 99.1     Jones Lang LaSalle February 2004 Investor Relations
                 Presentation